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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                    SUPPLEMENT DATED FEBRUARY 9, 1996 TO THE
         PROSPECTUS DATED MAY 1, 1995, AS REVISED NOVEMBER 22, 1995 AND
                         SUPPLEMENTED DECEMBER 28, 1995


         This Supplement replaces and incorporates the Supplement dated December 28, 1995.

         Effective January 1, 1996, Craig A. Smith became an additional person who is primarily responsible for the day-to-day management of AIM BALANCED FUND and AIM GLOBAL UTILITIES FUND. Mr. Smith is Vice President of A I M Capital Management, Inc., has been associated with AIM since 1989, and has 6 years of experience as an investment professional.

         Effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of a fund. The net asset value per share
(or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and the close of trading of the New York Stock Exchange on each business day of the fund. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.

         Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities Clearing Corporation by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.

         The third paragraph under the caption "AIM Municipal Bond Fund" on page 20 is revised by inserting a new sentence immediately following the fourth sentence in the paragraph, which new sentence reads in its entirety as follows:
"For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities' refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities."

         The third paragraph under the caption "Purchases at Net Asset Value" on page A-7 is revised by changing item (h) to read in its entirety as follows:
"(h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services,


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and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services."

         The fourth paragraph under the caption "Purchases at Net Asset Value" on page A-7 is revised by deleting the word "or" before item (3), and inserting the following after item (3): ", or (4) all of the plan's transactions are executed through a single omnibus account per fund."